UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2021
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.
On August 4, 2021, MetLife, Inc. issued (i) a news release announcing its results for the quarter ended June 30, 2021 (the “Earnings Release”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended June 30, 2021 (the “Quarterly Financial Supplement”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Earnings Release and the Quarterly Financial Supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 7.01 Regulation FD Disclosure.
On August 4, 2021, MetLife, Inc. issued a supplemental slide presentation for the quarter ended June 30, 2021 (the “Supplemental Slides”), a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The slides highlight information in MetLife, Inc.’s Earnings Release and Quarterly Financial Supplement. The Supplemental Slides are furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 8.01 Other Events.
As used herein, “MetLife,” “we,” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.
Share Repurchase Authorization
On August 4, 2021, MetLife, Inc. announced its Board of Directors approved a new $3 billion authorization to repurchase its common stock.
Consolidated Company Outlook
The following information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Executive Summary - Consolidated Company Outlook” in Part II, Item 7, of MetLife, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”). There have been no material changes to our consolidated company outlook from that previously discussed in the 2020 Annual Report except as noted below.
We expect our direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers, to be below 12.3% for the full year 2021 and 2022.
Forward-Looking Statements
The forward-looking statements in this Item 8.01 of MetLife, Inc.’s Current Report on Form 8-K, which contain words such as “expect,” are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. MetLife’s future results could differ, and it has no obligation to correct or update any of these statements.
Item 9.01 Financial Statements and Exhibits.

99.1	News release of MetLife, Inc., dated August 4, 2021, announcing its results for the quarter ended June 30, 2021

99.2	Quarterly Financial Supplement for the quarter ended June 30, 2021

99.3	Supplemental Slides for the quarter ended June 30, 2021

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Tamara L. Schock
	Name:	Tamara L. Schock
	Title:	Executive Vice President and Chief Accounting Officer
Date: August 4, 2021
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